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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 17, 2004





                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



           Delaware                       1-6407                 75-0571592
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



              One PEI Center                            18711
         Wilkes-Barre, Pennsylvania                   (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
          YEAR

(a). Southern Union Company ("Southern Union" or the "Company") announced that effective December 17, 2004 the Board of Directors of the Company amended
Article X, Section 2, of the Company's Bylaws to change from a June 30 fiscal year end to a December 31 calendar year end. The Board also amended the Bylaws to provide that future annual meetings of stockholders will be held on the last Tuesday in April, or on such other date as determined by the Board. The Company's Amended and Restated Bylaws are attached hereto as Exhibit 3.a. The change in the Company's reporting period will create a six-month transition period from July 1 through December 31, 2004. A transition report on Form 10-K, including audited financial statements for the six-month period, will be filed with the Securities and Exchange Commission (the "SEC"), by March 16, 2005.

     Historically, the majority of the Company's assets and revenues were derived from its local gas distribution business. Due to the seasonality of the local distribution business, many companies in that industry are not on a calendar year. Southern Union and General Electric Commercial Finance Energy Financial Services recently formed a joint venture, CCE Holdings, LLC ("CCE Holdings"), for the purpose of acquiring 100% of the equity interests of CrossCountry Energy, LLC ("CrossCountry") from Enron Corp and its affiliates. CrossCountry is engaged in the interstate transportation and storage of natural gas. Companies engaged in the interstate transportation and storage of natural gas are regulated by the FERC and are required to maintain their accounting records on a calendar year basis. Due to that fact, most of the public companies in the transportation and storage business are on a calendar year reporting period. With the acquisition of an interest in CrossCountry in November 2004 and the prior acquisition of Panhandle Eastern Pipe Line Company in June 2003, on a pro forma basis, the Company's transportation and storage segment now accounts for approximately 85% of the Company's operations and approximately 73% of the Company's assets, all of which must separately be accounted for on a calendar year basis. As such, in order to account for all of its operations on the same fiscal period, acknowledge the changing nature of its business and asset mix and align itself with its peer group, the Company's Board of Directors has approved a change to a December 31 calendar year end.

The change to a calendar year end reporting period will also serve to accelerate, to December 31, 2004, the date by which the Company must comply with
Section 404 of the Sarbanes-Oxley Act of 2002 ("SOXA") and the rules and regulations of the SEC promulgated thereunder concerning the Company's internal controls over financial reporting. However, the Company has been informed by its independent auditor that it will not have completed its testing of the Company's internal controls over financial reporting in order to opine on management's assertion as to the effective design and operation of internal controls and to opine on the effectiveness of its internal controls over financial reporting in time for filing with the Company's 2004 Annual Report on Form 10-K for the six-month transition period ending December 31, 2004. Accordingly, the Form 10-K to be filed by March 16, 2005 will not contain the reports of management or the Company's independent auditor as required by Section 404 of SOXA. Once our independent auditor has completed its testing of the Company's internal controls over financial reporting, the Company will amend its Annual Report on Form 10-K for the six-month transition period ending December 31, 2004, to include both management's report and its independent auditors' attestation as to the effectiveness of internal control over financial reporting. The Company anticipates filing its amended Form 10-K on or about June 1, 2005.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit Number                  Exhibit
--------------                  -------

     3.a           Amended and Restated Bylaws of Southern Union Company.

    99.a           Press Release issued by Southern Union Company dated December
                   20, 2004.



     This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOUTHERN UNION COMPANY
                                          ----------------------
                                               (Registrant)



Date December 21, 2004                    By  /s/ DAVID J. KVAPIL
     -----------------                        ----------------------------------
                                              David J. Kvapil
                                              Executive Vice President and Chief
                                              Financial Officer





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                                  EXHIBIT INDEX




Exhibit Number                      Description
--------------     -------------------------------------------------------------

     3.a           Amended and Restated Bylaws of Southern Union Company.

    99.a           Press Release issued by Southern Union Company dated December
                   20, 2004.